UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CASCADE MICROTECH, INC.

(Name of Registrant as Specified In Its Charter)

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CASCADE MICROTECH, INC.

2430 N.W. 206th Avenue

Beaverton, Oregon 97006

March 30, 2010

Dear Shareholders:

Our Annual Meeting of Shareholders will be held on Friday, May 14, 2010, at 2:30 p.m., Pacific Daylight Time, at our corporate headquarters, located at 2430 N.W. 206th Avenue, Beaverton, Oregon 97006. You are invited to attend this meeting to give us an opportunity to meet you personally, to allow us to introduce to you the key members of our management and Board of Directors and to answer any questions you may have.

The Notice of Meeting, the Proxy Statement, the proxy card and a copy of our Annual Report to Shareholders describing our operations for the year ended December 31, 2009 are enclosed.

I hope that you will be able to attend the meeting in person. Whether or not you plan to attend the meeting, please vote your shares by following the Internet voting instructions or by signing and returning the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. Your shares will be voted at the meeting in accordance with your proxy.

If you have shares in more than one name, or if your stock is registered in more than one way, you may receive multiple copies of the proxy materials. If so, please sign and return each proxy card you receive so that all of your shares may be voted. I look forward to meeting you at the Annual Meeting.

Very truly yours,

CASCADE MICROTECH, INC.

/s/ F. Paul Carlson
F. Paul Carlson
Chairman of the Board, President and Chief Executive Officer

CASCADE MICROTECH, INC.

2430 N.W. 206th Avenue

Beaverton, Oregon 97006

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On May 14, 2010

To the Shareholders of Cascade Microtech, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CASCADE MICROTECH, INC., an Oregon corporation, will be held at our corporate headquarters, located at 2430 N.W. 206th Avenue, Beaverton, Oregon 97006, on Friday, May 14, 2010, at 2:30 p.m., Pacific Daylight Time. The purposes of the Annual Meeting will be:

1.	To elect two Class III directors, one to serve for a one-year term and one to serve for a three-year term, or until their successors are elected;

2.	To approve the Cascade Microtech, Inc. 2010 Stock Incentive Plan;

3.	To ratify the appointment of KPMG LLP as our independent registered public accountants for the year ending December 31, 2010; and

4.	To consider and act upon any other business that properly comes before the meeting.

Only holders of record of our common stock at the close of business on March 24, 2010 will be entitled to notice of and to vote at the meeting.

All shareholders are cordially invited to attend the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE YOUR SHARES BY EITHER FOLLOWING THE INTERNET VOTING INSTRUCTIONS OR BY SIGNING AND PROMPTLY RETURNING THE ENCLOSED PROXY CARD, WHICH YOU MAY REVOKE AT ANY TIME PRIOR TO ITS USE. A prepaid, self-addressed envelope is enclosed for your convenience. Your shares will be voted at the meeting in accordance with your proxy. If you attend the meeting, you may vote in person even if you returned a proxy.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 14, 2010: The Proxy Statement for the Annual Meeting and the Annual Report to Shareholders for the year ended December 31, 2009 are available at http://bnymellon.mobular.net/bnymellon/cscd.

By Order of the Board of Directors,

/s/ F. Paul Carlson
F. Paul Carlson
Chairman of the Board, President and Chief Executive Officer

Beaverton, Oregon

March 30, 2010

CASCADE MICROTECH, INC.

2430 N.W. 206th Avenue

Beaverton, Oregon 97006

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held On May 14, 2010

Solicitation and Revocation of Proxies

This Proxy Statement and the accompanying Annual Report to Shareholders, the Notice of Annual Meeting and the proxy card are being furnished to the shareholders of Cascade Microtech, Inc., an Oregon corporation, in connection with the solicitation of proxies by our Board of Directors for use at our 2010 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at our corporate headquarters, located at 2430 N.W. 206th Avenue, Beaverton, Oregon 97006, on Friday, May 14, 2010, at 2:30 p.m., Pacific Daylight Time and any adjournment thereof.

The two persons named as proxies on the enclosed proxy card, F. Paul Carlson and Eric W. Strid, were designated by the Board of Directors. All properly executed proxies will be voted (except to the extent that authority to vote has been withheld) and where a choice has been specified by the shareholder as provided in the proxy card, it will be voted in accordance with the specification so made. Proxies submitted without specification will be voted FOR Proposal No. 1 to elect the nominees for director proposed by the Board of Directors; FOR Proposal No. 2 to approve the Cascade Microtech, Inc. 2010 Stock Incentive Plan; and FOR Proposal No. 3 to ratify the appointment of KPMG LLP as our independent registered public accountants for the year ending December 31, 2010.

A proxy may be revoked by a shareholder prior to its exercise by written notice to the Secretary of Cascade Microtech, Inc., by submission of another proxy bearing a later date or by voting in person at the Annual Meeting.

These proxy materials and our 2009 Annual Report to Shareholders are being mailed on or about April 6, 2010 to shareholders of record on March 24, 2010 of our common stock. Our principal executive office is located at, and our mailing address is, 2430 N.W. 206th Avenue, Beaverton, Oregon 97006.

Voting at the Meeting

The shares of common stock constitute the only class of securities entitled to notice of and to vote at the meeting. Only shareholders of record on March 24, 2010, the record date set by the Board of Directors are entitled to notice of, and to vote at, this meeting and any adjournment thereof. On that date, there were 14,247,280 shares of common stock outstanding and entitled to vote.

Each share of common stock outstanding on the record date is entitled to one vote per share at the Annual Meeting. If a quorum is present at the Annual Meeting: (i) Proposal No. 1 to elect the nominees for director will be elected by a plurality of the votes cast; (ii) Proposal No. 2 to approve the Cascade Microtech, Inc. 2010 Stock Incentive Plan will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against it; and (iii) Proposal No. 3 to ratify the appointment of KPMG LLP as our independent registered public accountants for the year ending December 31, 2010 will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against it. In each case, abstentions and “broker non-votes” will be counted for the purposes of determining whether a quorum exists at the Annual Meeting, but will not be counted and will have no effect in determining whether the proposal is approved.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific voting instructions, your shares may not be voted on those matters. If your shares are not voted, they will not be counted in determining the number of votes cast. Shares represented by such “broker non-votes” will, however, be counted for determining whether there is a quorum.

ELECTION OF DIRECTORS

(Proposal No. 1)

At the Annual Meeting, two directors will be elected, one for a one-year term and one for a three-year term. Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election of the nominees named below. The Board of Directors believes that the nominees will stand for election and will serve if elected as a director. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend.

Under our articles of incorporation and bylaws, the directors are divided into three classes. The term of office of only one class of directors expires in each year, and their successors are elected for terms of generally three years and until their successors are elected and qualified. There is no cumulative voting for election of directors.

The following table sets forth the names of the Board of Directors’ nominees for election as a director and those of the other members of the Board of Directors. Also set forth is certain information with respect to each such person’s age, principal occupation or employment during the past five years, the periods during which he served as a director of Cascade Microtech, Inc., the expiration of his term as a director and the positions currently held with Cascade Microtech, Inc.

Nominees	Class	Age	Position	Year Elected Director	Current Term Expires	Expiration of Term For Which Nominated
George P. O’Leary(1)(3)	III	67	Director	1988	2010	2011
Eric W. Strid	III	57	Chief Technology Officer	1984	2010	2013

Continuing Directors
F. Paul Carlson	I	71	Chairman of the Board, President and Chief Executive Officer	1992	2011	—
Raymond A. Link(2)(3)	I	56	Director	2005	2011	—
William R. Spivey(1)(2)	I	63	Director	1998	2011	—

Keith L. Barnes(2)(3)	II	58	Director	2004	2012	—

(1)	Member of the Management Development and Compensation Committee
(2)	Member of the Audit Committee
(3)	Member of the Corporate Governance and Nominating Committee

Director Nominees

George P. O’Leary has served as a director since 1988. Mr. O’Leary brings to our Board his extensive experience with technology start-up companies and deep understanding of the underlying technologies in the field of semiconductor test. From 1972 to 1983, Mr. O’Leary served in various capacities for Floating Point Systems, Inc., including as Vice President of Engineering and President of European Operations. He also served as Chief Operating Officer and as a director of Floating Point Systems, Inc. from 1986 until his retirement in 1987. Mr. O’Leary was a Professor of Physics at the Oregon Graduate Institute from 1969 to 1972. He holds a Ph.D. in Physics from Yale University.

Eric W. Strid co-founded Cascade Microtech and served as our Chairman and Chief Executive Officer from 1984 until January 2008. He also served as our President from 1984 to December 1996 and from June 2004 to January 2008. In January 2008, Mr. Strid became our Chief Technology Officer. Mr. Strid is a leader in the field of semiconductor test technology. As a founder and Chief Executive Officer of the Company for over 20 years, his views and understanding of both semiconductor testing technology and the market for our products has been a key to the Company’s success. Prior to 1984, Mr. Strid served as a Principal Engineer with Tektronix, Inc. and with TriQuint Semiconductor, Inc., where he designed and evaluated high-frequency gallium arsenide integrated circuits. Mr. Strid holds a B.S. in Electrical Engineering from the Massachusetts Institute of Technology and an M.S. in Electrical Engineering from the University of California at Berkeley.

Continuing Directors

Keith L. Barnes has served as a director since February 2004. Mr. Barnes brings to our Board his extensive industry-specific knowledge and significant operational experience with large and small public and private companies. Mr. Barnes was named Chairman of Verigy Ltd. in 2007 and has been Chief Executive Officer and President of Verigy Ltd. since 2006. From 2003 to 2006, he served as Chairman and Chief Executive Officer of Electroglas, Inc. From 1995 to 2001 he served as Chairman and Chief Executive Officer of Integrated Measurement Systems, Inc. (“IMS”). Prior to joining IMS, Mr. Barnes was a Division President at Valid Logic Systems and later Cadence Design Systems. Mr. Barnes’ early management career included three years with Gould Incorporated of Rolling Meadows, Illinois, and six years with Hoffman La Roche of Basel, Switzerland. Mr. Barnes holds a degree from San Jose State University in Environmental Science and completed professional director education at Stanford Law School.

F. Paul Carlson has served as a director since 1992. Mr. Carlson was named Chairman of the Board and Chief Executive Officer in December 2009 and President in January 2010. Mr. Carlson brings to our Board significant operational experience in the development of smaller companies, understanding of semiconductor test technology and knowledge of the market for semiconductor testing products. In 1991, he founded and has since served as President and Chief Executive Officer of The Carlson Group of Companies, a company specializing in business re-engineering and re-structuring, and the financing and development of early stage companies. From 1988 to 1991, Mr. Carlson served as the Vice President of Strategy and Business Development for Honeywell, Inc. From 1985 to 1988 he served as President and Chief Executive Officer of the Oregon Graduate Center Corporation. From 1980 to 1985, he served as the President and Chief Executive Officer of the Oregon Graduate Institute. Previously, he served as a Professor of Electrical Engineering at the University of Washington for 10 years. Mr. Carlson holds a B.S. in Electrical Engineering from the University of Washington, an M.S. in Electrical Engineering from the University of Maryland and a Ph.D. in Electrical Engineering from the University of Washington. Mr. Carlson attended the Stanford Executive Education program in 1987. Mr. Carlson also serves as a director of the Russell Trust Company.

Raymond A. Link has served as a director since February 2005. Mr. Link brings his significant financial management and external financial reporting experience with publicly held companies in the technology sector to our Board. Since July 2005, Mr. Link has served as Executive Vice President and Chief Financial Officer of FEI Company, a leading supplier of products and systems that enable research, development and manufacture of nanoscale features. Prior to this, Mr. Link served as Vice President, Finance and Administration, Chief Financial Officer and Secretary of TriQuint Semiconductor, Inc., a manufacturer of electronic signal processing components primarily used in wireless communications, since July 2001 as a result of TriQuint’s merger with Sawtek, Inc. Mr. Link joined Sawtek, Inc., a designer and manufacturer of a broad range of electronic signal processing components primarily for use in the wireless communications industry, in September 1995 as Vice President Finance and Chief Financial Officer. Mr. Link received a B.S. degree from the State University of New York at Buffalo and an M.B.A. from the Wharton School at the University of Pennsylvania. Mr. Link is also a Certified Public Accountant.

William R. Spivey has served as a director since July 1998. Mr. Spivey brings to our Board his significant operational and directorship experience with publicly held high technology companies. From July 2000 until September 2001, Mr. Spivey served as the President and Chief Executive Officer of Luminent, Inc., a provider of fiber optic components to the communications industry. From 1997 to 2000, Mr. Spivey served as Group President of the Network Products group of Lucent Technologies. From 1994 to 1997, he served as Vice President of the Systems and Components Group, Member of the Office of the President and Co-chair of the Executive Committee of AT&T Microelectronics. Mr. Spivey holds a B.S. in Physics from Duquesne University, an M.S. in Physics from Indiana University of Pennsylvania, and a Ph.D. in Administration/Management from Walden University. Mr. Spivey also serves as a director of ADC Telecommunications, Inc., Laird, PLC, Novellus Systems, Inc. and Raytheon Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

VOTE “FOR” THE ELECTION OF ITS NOMINEES FOR DIRECTOR.

Director Independence. The Board of Directors has determined that each of our directors and director nominees, except Messrs. Strid and Carlson are an “independent director” under Nasdaq Stock Market Marketplace Rule 4200(a)(15). The Board of Directors has also determined that each member of the three committees of the Board of Directors meets the independence requirements applicable to those committees prescribed by Nasdaq and the Securities and Exchange Commission, including Rule 10A-3(b)(1) under the Exchange Act related to audit committee member independence.

Leadership Structure. Following the departure of our President and Chief Executive Officer, Geoff Wild, in December 2009, Mr. Carlson was appointed Chairman of the Board and Chief Executive Officer. We believe that, for our company at this time, it is most appropriate to have Mr. Carlson serving in these positions. In view of what we currently believe will be the short-term nature of Mr. Carlson’s appointment as Chief Executive Officer, we think the combined Chairman/CEO structure provides greater accountability and coordination between our Board and management and promotes an efficient and productive leadership structure. We have determined that this structure is appropriate in light of the small size of our company and corresponding size of our Board of Directors, the complexity of our business and the skills and experiences of Mr. Carlson. Given Mr. Carlson’s long service on the Board and his background and experience, we believe Mr. Carlson can take primary responsibility for managing our day-to-day operations on an interim basis, and ensure that key business issues are brought to our Board’s attention. Similarly, because of Mr. Carlson’s service on the Board, he is better able to understand and meet our Board’s priorities and expectations.

Board Oversight of Risk Management. The Board believes that overseeing how management manages the various risks we face is one of its most important responsibilities to our stakeholders. We face risk in many different areas, including business strategy; financial condition; product development; competition for talent; operational efficiency; quality assurance; supply chain management; reputation; customer spending; intellectual property; and trade secrets, among many others. The Board believes that, in light of the interrelated nature of our risks, oversight of risk management is ultimately the responsibility of the full Board. To permit the Board and its committees to perform their respective risk oversight roles, individual members of management who supervise our risk management report directly to the Board or the relevant committee of the Board responsible for overseeing the management of specific risks.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors held 6 meetings during 2009 and, during 2009, no director attended fewer than 75% of the meetings of the Board of Directors and any committees of which the director was a member. Members of the Board of Directors are encouraged to attend our annual meeting of shareholders each year. All of the members of the Board of Directors attended our 2009 annual meeting of shareholders.

The Board of Directors has three standing committees: the Management Development and Compensation Committee, the Audit Committee and the Corporate Governance and Nominating Committee.

Management Development and Compensation Committee. During 2009, our Management Development and Compensation Committee consisted of Messrs. Carlson, O’Leary and Spivey (Chair). Mr. Carlson resigned from the Management Development and Compensation Committee after his appointment as President and Chief Executive Officer. The Management Development and Compensation Committee determines the compensation of our executive officers, including annual salaries, stock options, stock awards and other incentive compensation agreements. The Management Development and Compensation Committee also administers our 2000 Stock Incentive Plan and our 2004 Employee Stock Purchase Plan. In addition, this committee provides guidance and support to the executive officers in their efforts to train and develop management employees. The Management Development and Compensation Committee held 2 meetings during 2009. Our Management Development and Compensation Committee Charter is available on our website at www.cascademicrotech.com.

Audit Committee. During 2009, our Audit Committee consisted of Messrs. Barnes, Link (Chair) and Spivey. The Audit Committee reviews the scope and results of our audit by our independent registered public accounting firm, appoints our independent registered public accounting firm, reviews and approves the audit fees for the independent registered public accounting firm and reviews the adequacy of our systems of internal control and accounting policies and procedures and our compliance with legal matters that have a significant impact on our financial reports. The Audit Committee also consults with management and our independent registered public accounting firm prior to the presentation of financial statements to shareholders and, as appropriate, initiates and supervises inquiries into aspects of our financial affairs. The Board of Directors has determined that (i) Mr. Link is an audit committee financial expert as defined by the SEC; and (ii) all Audit Committee members are independent as prescribed by Nasdaq and the Securities and Exchange Commission, including Rule 10A-3(b)(1) under the Exchange Act related to audit committee member independence. The Audit Committee held 7 meetings during 2009. Our Audit Committee Charter is available on our website at www.cascademicrotech.com.

Corporate Governance and Nominating Committee. During 2009, our Corporate Governance and Nominating Committee consisted of Messrs. Barnes, Carlson and O’Leary (Chair). Mr. Carlson resigned from the Corporate Governance and Nominating Committee after his appointment as President and Chief Executive Officer. Mr. Link was appointed to the Corporate Governance and Nominating Committee following Mr. Carlson’s resignation. The Corporate Governance and Nominating Committee provides counsel to the Board with respect to board organization, membership and functions and with respect to board committee structure and membership. The Corporate Governance and Nominating Committee is also responsible for defining the qualifications of candidates for board membership, evaluating qualified candidates, recommending candidates to the board for election to the board, proposing a slate of directors for election by our shareholders at each annual meeting of shareholders and recommending director compensation. In addition, the Corporate Governance and Nominating Committee considers independence issues and questions of possible conflicts of interest of Board members and senior executives. The Corporate Governance and Nominating Committee held 3 meetings during 2009. Our Corporate Governance and Nominating Committee Charter is available on our website at www.cascademicrotech.com.

NOMINATIONS TO BOARD OF DIRECTORS

The Corporate Governance and Nominating Committee is responsible for recommending nominees for election to our Board of Directors. The Corporate Governance and Nominating Committee will consider recommendations by shareholders of individuals to consider as candidates for election to the Board of Directors. Any such recommendations should be submitted to Corporate Secretary, Cascade Microtech, Inc., 2430 NW 206th Avenue, Beaverton, Oregon 97006. Historically, we have not had a formal policy concerning shareholder recommendations to the Corporate Governance Committee (or its predecessors) because we believe that the informal consideration process in place to date has been adequate. The absence of such a policy does not mean, however, that a recommendation would not have been considered. The Corporate Governance and Nominating Committee intends to periodically review whether a more formal policy should be adopted.

Qualifications of Directors

Qualifications required of individuals for consideration as a board nominee will vary according to the particular areas of expertise being sought as a complement to our existing board composition at the time of any vacancy. Minimum qualifications include high levels of leadership experience in business, substantial knowledge about issues faced by publicly traded companies, experience in positions demonstrating expertise and judgment, including service on other boards of directors, personal and professional integrity, availability and demonstrated commitment. We seek board candidates that possess the background, skills, expertise and commitment necessary to make a significant contribution to our company. In connection with the selection of nominees for director, consideration will be given to the Board’s overall balance of diversity of perspectives, backgrounds and experiences; however, the Board has not adopted a formal diversity policy. There are no differences in the manner in which the Governance and Nominating Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder or by the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee will evaluate potential nominees, including shareholder nominees, by reviewing qualifications, considering references, conducting interviews and reviewing such other information as committee members may deem relevant. We have not employed consultants to help us identify or screen prospective directors in the past, but may do so at the discretion of the Corporate Governance and Nominating Committee.

Director Nominations by Shareholders

Our bylaws provide that nominations for election to the Board of Directors may be made only by the Board or a Board committee, or by any shareholder of record entitled to vote in the election of directors at the meeting. A shareholder who wishes to make a nomination must give timely written notice, by personal delivery or mail, to the Secretary of Cascade Microtech, Inc. To be considered timely, the notice must be received at our principal executive office not less than 60 days and not more than 90 days prior to the meeting date; provided, however, that in the event that less than 60 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

To be effective, the notice must set forth all information required by Section 3.16 of our bylaws, including, without limitation, the name, age, business address and residence address of each person being nominated, the principal occupation, or employment of such person, the class and number of shares of capital stock beneficially owned by the person, and all other information relating to such person that is or would be required to be disclosed in a solicitation of proxies pursuant to the rules and regulations under the Securities Exchange Act of 1934. In addition, certain information must be provided about the shareholder or shareholder group making a nomination, as detailed in Section 3.16 of our bylaws. Finally, a shareholder or shareholder group making a nomination must comply with all applicable requirements of the Securities Exchange Act of 1934, including providing a nominee’s consent to being named in a proxy statement and to serve as a director if elected.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders may send correspondence to our Board of Directors, or any individual director, at the following address: Cascade Microtech, Inc., c/o The Secretary, 2430 N.W. 206th Avenue, Beaverton, Oregon 97006.

Your communications should indicate that you are a Cascade Microtech, Inc. shareholder. Depending on the subject matter, we will either forward the communication to the director or directors to whom it is addressed, attempt to handle the inquiry directly, or not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. Correspondence marked confidential will not be opened prior to forwarding to the board or any individual director.

DIRECTOR COMPENSATION

During 2009, non-employee director compensation was as follows:

•	an annual retainer of $24,000;

•	$1,000 for each board meeting attended in person or $500 by phone;

•	$500 for each committee meeting attended, whether in person or by phone;

•	$15,000 annually for the Lead Independent Director;

•	$3,000 annually for each committee chairperson; and

•	a 5,000 share unvested stock grant.

Messrs. Strid and Wild did not receive any additional compensation for their service on the Board. All directors are reimbursed for their expenses in attending meetings of our Board of Directors. See “EXECUTIVE COMPENSATION – Summary Compensation” for information as to Mr. Carlson’s compensation for service on the Board in 2008 and 2009. Mr. Carlson will not receive any additional compensation for service on the Board during the time he serves as President and Chief Executive Officer.

The following table summarizes compensation earned by members of our Board of Directors related to their 2009 service:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Keith L. Barnes	$34,000	$26,050	$—	$60,050
Raymond A. Link	35,000	26,050	—	61,050
George P. O’Leary	32,500	26,050	—	58,550
William R. Spivey	34,500	26,050	—	60,550

(1)	In November 2009, each Director received their annual 5,000 share unvested stock award that related to their 2009 service. See Note 12 of Notes to Consolidated Financial Statements in our 2009 Annual Report on Form 10-K for information regarding the valuation of the unvested stock awards.

Equity incentive awards outstanding at December 31, 2009 for each non-employee director were as follows:

Name	Unvested Stock Awards (#)	Option Awards (#)
Keith L. Barnes	11,666	—
Raymond A. Link	13,332	15,000
George P. O’Leary	11,666	20,000
William R. Spivey	11,666	20,000

AUDIT COMMITTEE FINANCIAL EXPERT

Our Board of Directors has determined that Raymond A. Link, the Chair of the Audit Committee, is an “audit committee financial expert” as such term is defined in Item 407(d) of Regulation S-K promulgated by the SEC. Mr. Link is also independent as prescribed by Nasdaq and the Securities and Exchange Commission, including Rule 10A-3(b)(1) under the Exchange Act related to audit committee member independence.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Notwithstanding any statement to the contrary in any of our previous or future filings with the Securities and Exchange Commission, this report of the Audit Committee of the Board of Directors shall not be deemed “filed” with the Commission or “soliciting material” under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any such filings.

The Audit Committee members are not active professional auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and reporting process, including the systems of internal control. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2009. This review included a discussion of the quality and the acceptability of the financial reporting and controls, including the clarity of disclosures in the financial statements.

The Audit Committee also reviewed with KPMG LLP, the Company’s independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality and the acceptability of our financial reporting and such other matters required to be discussed with the Audit Committee under auditing standards generally accepted in the U.S., including Statement on Auditing Standards No. 61, as amended. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Statement No. 1. The Audit Committee discussed with KPMG LLP their independence from management and the Company, including the matters in their written disclosures required by Independence Standards Board Statement No. 1.

The Audit Committee further discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audits. The Audit Committee meets periodically with the independent registered public accounting firm, with and without management present, to discuss the results of the independent registered public accounting firm’s evaluations of the effectiveness of our internal control, and the overall quality of our financial reporting.

The Audit Committee also reviewed management’s report on internal control over financial reporting as well as the independent registered public accounting firm’s report on the effectiveness of the Company’s internal control over financial reporting as required under section 404 of the Sarbanes-Oxley Act.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS:

Mr. Raymond A. Link – Chairman Dr. William R. Spivey Mr. Keith L. Barnes

APPROVAL OF 2010 STOCK INCENTIVE PLAN

(Proposal No. 2)

On March 24, 2010, the Board of Directors adopted the Cascade Microtech, Inc. 2010 Stock Incentive Plan (the “2010 Plan”), subject to shareholder approval at the Annual Meeting. The 2010 Plan, if approved, will replace our existing 2000 Stock Incentive Plan (the “2000 Plan”), which will expire by its terms in 2010. As of March 24, 2010, 519,598 shares remained available for grant under the 2000 Plan. After the 2010 Plan is approved by shareholders at the Annual Meeting, no additional grants will be made under the 2000 Plan. A number of shares equal to the shares remaining available under the 2000 Plan will be included in the shares reserved for issuance under the 2010 Plan. A description of the provisions of the 2010 Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the 2010 Plan, a copy of which is attached as Appendix A to this proxy statement.

Background

We believe that stock ownership and stock-based incentive awards can align the interests of employees, officers, directors and consultants of the Company with those of the Company’s shareholders because they reward employees, officers, directors and consultants based upon stock price performance. The 2010 Plan provides for awards of stock options to purchase shares of common stock, stock appreciation rights, restricted and unrestricted shares of common stock and restricted stock units, the terms and conditions of which are described in more detail below.

The Company’s directors and executive officers are eligible to receive awards under the 2010 Plan, as are all other employees and consultants of the Company and its subsidiaries. As of December 31, 2009, we had six directors, nine executive officers and approximately 306 other employees. Subject to adjustment as described under “Adjustments” below, the number of shares of common stock that may be issued under the 2010 Plan will be 1,269,600 shares. Shares subject to awards under the 2010 Plan will again be available for future awards upon the occurrence of specified events that result in fewer than the total number of shares subject to the award being delivered to the participants. Shares of common stock that will be added back to the plan limit and will again be available for awards are those shares subject to an award that expires or is cancelled, forfeited or terminated without having been exercised or paid.

The maximum aggregate number of shares of common stock that may be granted to any participant during a single calendar year pursuant to stock options or stock appreciation rights (regardless of whether such awards are settled in cash, in shares of common stock, in other Company securities designated by the Compensation Committee or in a combination thereof), is (subject to adjustment) 150,000 shares, provided that an additional 150,000 shares could be granted to a newly hired employee who is granted an award in the year of hire.

All awards under the 2010 Plan will be approved by the Board of Directors or the Compensation Committee or its designee, in its sole discretion. For this reason, it is not possible to determine the benefits or amounts of the awards that will be received by any particular participant or group of participants in the future under the 2010 Plan. The fair market value of a share of common stock was $4.00 at the close of business on March 24, 2010. No awards have yet been granted under the 2010 Plan.

Description of the 2010 Plan

Purpose of the 2010 Plan. The purpose of the 2010 Plan is to benefit and advance the interests of the Company by authorizing awards to certain employees, officers, directors and consultants of the Company and its subsidiaries as an additional incentive for them to make contributions to the financial success of the Company.

Administration. The 2010 Plan will be administered by the Company’s Board of Directors or the Compensation Committee. In addition, subject to certain limitations, the Compensation Committee may delegate its authority under the 2010 Plan to one or more members of the Compensation Committee or one or more officers or other designees of the Company. The Compensation Committee selects the employees, officers, directors and consultants who receive awards under the 2010 Plan, and determines the type of award to be granted, the number of shares subject to awards or the cash amount payable in connection with an award and the terms and conditions of these awards in accordance with the terms of the 2010 Plan. The Compensation Committee has full authority to interpret the 2010 Plan and to establish rules for its administration.

With respect to any award that is intended to satisfy the exception for “qualified performance-based compensation” set forth in Section 162(m) of the Internal Revenue Code, the Compensation Committee will consist of at least the number of directors required from time to time to satisfy this exception, and each Compensation Committee member will satisfy the qualification requirements of such exception. Failure of any Compensation Committee member to meet these qualification requirements will not, however, invalidate any action taken or awards granted by the Compensation Committee.

Stock Options. Stock options can be either incentive stock options within the meaning of Section 422 of the Internal Revenue Code or options that do not qualify as incentive stock options for federal income tax purposes, called nonqualified stock options. Subject to certain limits described below, the Compensation Committee has the power to determine the number and kind of stock options granted, the date of grant, the exercise price of the stock options, the vesting schedule applicable to such stock options, the period during which they can be exercised and any applicable performance goal requirements. The Compensation Committee may, in its discretion, at any time accelerate the vesting date or dates of any stock option. No stock option may be granted with a per share exercise price of less than 100% of the fair market value of a share of common stock on the date of grant. No stock option can be exercised more than ten years after the date of grant. The Compensation Committee may not “reprice” any stock option (as defined in the 2010 Plan) without the approval of shareholders. The exercise price of a stock option will be paid in full on or before the settlement date for the shares of common stock issued pursuant to the exercise of the stock options in cash or, in the discretion of the Compensation Committee, in shares of common stock or in a combination of cash and shares or with any other form of valid consideration that is acceptable to the Compensation Committee. The Compensation Committee may also allow a participant to pay all or a portion of the exercise price using a net share settlement procedure, through the withholding of shares or through a cashless exercise procedure.

Generally, if a participant voluntarily terminates service or his or her service is terminated by the Company, his or her outstanding stock options may be exercised, to the extent then exercisable, for three months following the date of termination. In the event that a participant terminates service because of retirement, he or she may exercise his or her vested stock options for one year from the date of retirement. In the event of the permanent disability of a participant, his or her stock options may be exercised, to the extent exercisable upon the date of termination of service due to permanent disability, for one year following such date. In the event of a participant’s death, his or her stock options may be exercised, to the extent exercisable at the date of death, by the person who acquired the right to exercise the stock options by will or the laws of descent and distribution for one year following the date of death. The Compensation Committee generally has the discretion to reduce or increase the post-termination exercise periods described above, but in no event may a stock option be exercised following the earlier to occur of the expiration of the option and the tenth anniversary of the date of grant.

Stock Appreciation Rights. The Compensation Committee may grant stock appreciation rights under the 2010 Plan. No stock appreciation right may be granted with a per share exercise price of less than 100% of the fair market value of a share of common stock on the date of grant. Stock appreciation rights will be subject to the terms and conditions established by the Compensation Committee as set forth in the applicable award agreement and may be settled in shares of common stock, cash or a combination thereof. The Compensation Committee may, in its discretion, at any time accelerate the vesting date or dates of any stock appreciation right. The Compensation Committee may not reprice any stock appreciation right without the approval of shareholders.

Generally, if a participant voluntarily terminates service or his or her service is terminated by the Company, his or her outstanding stock appreciation rights may be exercised, to the extent then exercisable, for three months following the date of termination. In the event that a participant terminates service because of retirement, he or she may exercise his or her vested stock appreciation rights for one year from the date of retirement. In the event of the permanent disability of a participant, his or her stock appreciation rights may be exercised, to the extent exercisable upon the date of termination due to such permanent disability, for one year following such date. In the event of a participant’s death, his or her stock appreciation rights may be exercised, to the extent exercisable at the date of death, by the person who acquired the right to exercise such stock appreciation rights by will or the laws of descent and distribution for one year following the date of death. The Compensation Committee generally has the discretion to reduce or increase the post-termination exercise periods described above but, unless the Compensation Committee determines otherwise, in no event may a stock appreciation right be exercised following the earlier to occur of the expiration of the stock appreciation right and the tenth anniversary of the date of grant.

Restricted Stock, Restricted Stock Units and Unrestricted Stock. The Compensation Committee may grant restricted stock, restricted stock units and unrestricted stock under the 2010 Plan. A share of restricted stock is a share of common stock granted to the participant subject to restrictions as determined by the Compensation Committee. A restricted stock unit is a contractual right to receive, in the discretion of the Compensation Committee, a share of common stock, a cash payment equal to the fair market value of a share of common stock or a combination of cash and common stock, subject to terms and conditions determined by the Compensation Committee. The Compensation Committee may also, in its sole discretion, grant awards of unrestricted shares of common stock.

Restricted stock and restricted stock units will be subject to a vesting schedule, which may include any applicable time-based or performance goal requirements established by the Compensation Committee. For restricted stock awards, the participant will have all rights as a holder of shares of common stock except that the restricted stock cannot be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until such stock has vested. Restricted stock units paid in common stock may be evidenced by, among other things, book entry registration or the issuance of stock certificates for the appropriate number of shares of stock, free of restrictions.

If a participant terminates service with the Company or any of its subsidiaries for any reason, other than retirement, the unvested restricted stock and restricted stock units will be forfeited as of the date of such event, unless the Compensation Committee determines otherwise. The Compensation Committee may, in its discretion, accelerate the dates on which restricted stock and restricted stock units vest.

Performance Goals and Section 162(m). Section 162(m) of the Internal Revenue Code limits publicly-held companies such as the Company to an annual deduction for federal income tax purposes of $1 million for compensation paid to their chief executive officer and each of the other four most highly compensated officers. However, “performance-based” compensation is excluded from this limitation. The 2010 Plan is designed to permit the Compensation Committee to grant awards that qualify as “performance-based” for purposes of satisfying the conditions of Section 162(m).

Under the 2010 Plan, the Compensation Committee may condition the grant, vesting and/or exercisability of any award upon the attainment of performance targets related to one or more performance goals over a performance period selected by the Compensation Committee. The Compensation Committee may reduce any award below the maximum amount that could be paid based on the degree to which the performance targets related to such award were attained. However, the Compensation Committee may not increase any award that is intended to satisfy the exception for “qualified performance based compensation” set forth in Section 162(m) of the Internal Revenue Code above the maximum amount that could be paid based on the attainment of performance targets.

For any awards that are intended to satisfy the Section 162(m) exception for “qualified performance-based compensation,” the awards will be subject to one or more, or any combination, of the following performance goals, on a GAAP or non-GAAP basis, as selected by the Compensation Committee: total shareholder return; earnings per share; stock price; return on equity; net earnings; income from continuing operations; related return ratios; cash flow; net earnings growth; earnings before interest, taxes, depreciation and amortization (EBITDA); gross or operating margins; productivity ratios; expense targets; operating efficiency; market share; customer satisfaction; working capital targets (including, but not limited to days sales outstanding); return on assets; increase in revenues; decrease in expenses; increase in funds from operations (FFO); and increase in FFO per share. Performance objectives may be determined on an absolute basis or relative to internal goals or relative to levels attained in prior years or related to other companies or indices or as ratios expressing relationships between two or more performance objectives. In addition, performance objectives may be based upon the attainment of specified levels of Company performance under one or more of the measures described above relative to the performance of other corporations.

The Compensation Committee will specify the manner of adjustment of any performance objectives to the extent necessary to prevent dilution or enlargement of any award as a result of extraordinary events or circumstances, as determined by the Compensation Committee, or to exclude the effects of extraordinary, unusual, or non-recurring items; changes in applicable laws, regulations, or accounting principles; currency fluctuations; discontinued operations; non-cash items, such as amortization, depreciation, or reserves; asset impairment; or any recapitalization, restructuring, reorganization, merger, acquisition, divestiture, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets, or other similar corporate transaction.

In the case of compensation attributable to stock options, the performance goal requirement is deemed satisfied if the grant or award is made by the Compensation Committee; the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to an employee; and under the terms of the option, the amount of compensation is based solely on an increase in the value of the common stock after the date of grant.

Dividends. The Compensation Committee may, in its sole discretion, allow any recipient of an award under the 2010 Plan to receive, currently or on a deferred basis, dividends, with respect to the number of shares of common stock covered by such award. The Compensation Committee may also provide for the amount of such dividend to be subject to the same terms and conditions (including vesting and forfeiture provisions) as the related award.

Adjustments. In the event of any increase or decrease in the number of outstanding shares of common stock of the Company resulting from the subdivision or consolidation of the outstanding shares of common stock, the payment of a stock dividend, or similar change in capitalization, the number of shares covered by the 2010 Plan, the maximum grant limitations under the 2010 Plan and the number of shares covered by or referenced in each outstanding stock option, stock appreciation right or restricted stock unit and the exercise price of each such award will be adjusted to reflect such increase or decrease.

In the event of a proposed sale of all or substantially all of the assets of the Company, or a merger of the Company with and into another corporation, all outstanding awards shall be assumed or equivalent awards shall be substituted by such successor corporation, unless the Compensation Committee provides all award holders with the right to immediately exercise all of their awards, whether vested or unvested. In the event of a proposed dissolution or liquidation of the Company, outstanding awards will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Compensation Committee. In such a situation, the Compensation Committee is authorized to give award holders the right to immediately exercise all of their awards, whether vested or unvested.

Transfer and Rights Restrictions. The rights of a participant with respect to any award granted under the 2010 Plan will be exercisable during the participant’s lifetime only by the participant and will not be transferable by the participant other than by will or the laws of descent and distribution. The Compensation Committee may, however, permit other transferability, subject to any conditions and limitations that it imposes; provided, that, incentive stock options are not transferable. No award will be construed as giving any participant a right to receive future awards or to continued employment or service with the Company.

Amendment and Termination of the 2010 Plan. The Board of Directors of the Company may at any time alter, amend, suspend or terminate the 2010 Plan, in whole or in part, except that no alteration or amendment will be effective without shareholder approval if such approval is required by law or under the rules of the principal stock exchange on which the Company’s common stock is listed, and no termination, suspension, alteration or amendment may materially adversely alter or affect the terms of any then outstanding awards without the consent of the affected participant.

U.S. Federal Income Tax Consequences

Incentive Stock Options. The grant of an option will not be a taxable event for the participant or for the Company. A participant will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the participant holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). We will not be entitled to any income tax deduction with respect to the exercise of an incentive stock option, except as discussed below.

For the exercise of an option to qualify for the foregoing tax treatment, the participant generally must be a Company employee or an employee of our subsidiary from the date the option is granted through a date within three months before the date of exercise of the option. If all of the foregoing requirements are met except the holding period requirement mentioned above, the participant will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. The Company will be allowed an income tax deduction to the extent the participant recognizes ordinary income, subject to the Company’s compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

Nonqualified Options. The grant of a nonqualified option will not be a taxable event for the participant or the Company. Upon exercising a nonqualified option, a participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a nonqualified option, the participant will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised). If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, the Company will be entitled to an income tax deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Restricted Stock. A participant who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the participant may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the participant does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the participant and will be taxable in the year the restrictions lapse and dividends paid while the common stock is subject to restrictions will be subject to withholding taxes. If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, the Company will be entitled to an income tax deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Restricted Stock Units. There are no immediate tax consequences of receiving an award of restricted stock units under the 2010 Plan. A participant who is awarded restricted stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares and the value of the cash (if the restricted stock units are settled in whole or in part in cash) issued to such participant at the end of the restriction period or, if later, the payment date. If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, the Company will be entitled to an income tax deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Stock Appreciation Rights. There are no immediate tax consequences of receiving an award of stock appreciation rights under the 2010 Plan. Upon exercising a stock appreciation right, a participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, the Company will be entitled to an income tax deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Unrestricted Stock. Participants who are awarded unrestricted stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares of common stock on the date of the award, reduced by the amount, if any, paid for such shares. Subject to the limits of Section 162(m) of the Internal Revenue Code, we will be entitled to an income tax deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

VOTE “FOR” THE APPROVAL OF THE 2010 STOCK INCENTIVE PLAN

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

(Proposal No. 3)

The Audit Committee of the Board of Directors has appointed KPMG LLP, independent registered public accountants, as auditors for the year ending December 31, 2010. A representative of KPMG LLP is expected to be present at the Annual Meeting. The representative will be given the opportunity to make a statement on behalf of their firm if such representative so desires, and will be available to respond to appropriate shareholder questions. KPMG LLP was the independent registered public accountant for the year ended December 31, 2009.

Fees Paid to KPMG LLP for 2009 and 2008

The following table shows KPMG LLP’s billings to us for the audit and other services for 2009 and 2008:

	2009	% Pre-approved by Audit Committee	2008	% Pre-approved by Audit Committee
Audit Fees(1)	$473,000	100%	$670,000	100%
Audit Related Fees	—	—	—	—
Tax Fees	—	—	—	—
All Other Fees	—	—	—	—

	$473,000		$670,000

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

Pre-Approval of Audit and Non-Audit Services

The Audit Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Prior to engaging our independent registered public accounting firm to render an audit or permissible non-audit services, the Audit Committee specifically approves the engagement of our independent registered public accounting firm to render that service. Accordingly, we do not engage our independent registered public accounting firm to render audit or permissible non-audit services pursuant to pre-approval policies or procedures or otherwise, unless the engagement to provide such services has been approved by the Audit Committee in advance. As such, the engagement of KPMG LLP to render 100% of the services described in the categories above was approved by the Audit Committee in advance of the rendering of the services. The Audit Committee has determined that the rendering of the services other than audit services by KPMG LLP is compatible with maintaining the principal accountant’s independence.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 24, 2010, certain information with respect to ownership of our common stock of (i) each director; (ii) the “named executive officers” (as defined under “Executive Compensation”); (iii) all persons known by us to be beneficial owners of more than 5% of our common stock; and (iv) all current executive officers and directors as a group. Except as otherwise noted, the persons listed below have sole investment and voting power with respect to the common stock owned by them. Unless otherwise indicated, the address of each holder is 2430 N.W. 206th Avenue, Beaverton, Oregon 97006.

	Common Stock (1)
	Number of	Percent of Shares
Name and Address of Beneficial Owner	Shares (2)	Outstanding
Eric W. Strid (3)	1,743,852	12.2%
K. Reed Gleason	1,601,672	11.2%
RGM Capital, LLC (4) 6621 Willow Park Drive, Suite One Naples, FL 34109	1,432,584	10.1%
Laurence W. Lytton (5) 467 CPW New York, NY 10025	1,364,360	9.6%
Delafield Hambrecht, Inc. (6) 701 Fifth Avenue, Suite 3800 Seattle, WA 98104	1,233,777	8.7%
Dimensional Fund Advisors(7) 6300 Bee Cave Road Austin, TX 78746	916,927	6.4%
Suss MicroTec AG (8) Schleissheimer Strasse 90 85748 Garching, Germany	747,530	5.3%
F. Paul Carlson (9)	145,017	1.0%
George P. O’Leary	134,264	*
William R. Spivey	107,799	*
Geoff Wild	67,636	*
Raymond A. Link	26,001	*
Keith L. Barnes	10,001	*
Anand Nambiar	24,334	*
Steve Harris	20,891	*

All current executive officers and directors as a group (12 people)	4,040,528	27.8%

*	Less than one percent
(1)	Applicable percentage of ownership is based on 14,247,280 shares of common stock outstanding as of March 24, 2010 together with applicable options for such shareholders. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to shares. Shares of common stock that the person has the right to acquire within 60 days after March 24, 2010 are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.
(2)	Includes shares of common stock subject to restricted stock units that will vest and options exercisable within 60 days after March 24, 2010 as follows:

Name	Restricted Stock Units	Number of Options
William R. Spivey	—	20,000
F. Paul Carlson	—	20,000
George P. O’Leary	—	20,000
Geoff Wild	—	43,467
Raymond A. Link	—	15,000
Keith L. Barnes	—	—
Anand Nambiar	7,500	12,458
Steve Harris	—	8,147
All current executive officers and directors as a group	15,000	290,518

(3)	Includes 790,000 shares held by Mr. Strid’s wife and a total of 16,000 shares held by his children.

(4)	The information as to beneficial ownership is based on Schedule 13D/A filed by RGM Capital, LLC (“RGM”) with the Securities and Exchange Commission on November 18, 2009. One entity, DUMAC, LLC (“DUMAC”), is deemed the beneficial owner of 942,637 of the shares and Mr. Robert G. Moses is deemed beneficial owner of all shares. Mr. Moses is the managing member of RGM and RGM is an investment manager for DUMAC. RGM, Mr. Moses and DUMAC have shared voting and dispositive power with respect to all shares.
(5)	The information as to beneficial ownership is based on Schedule 13G/A filed by Laurence W. Lytton with the Securities and Exchange Commission on February 5, 2010. Mr. Lytton has sole voting and dispositive power with respect to all shares.
(6)	The information as to beneficial ownership is based on Schedule 13G filed by Delafield Hambrecht, Inc. (“DHI”) with the Securities and Exchange Commission on February 9, 2010. Two entities, DH Partners, LLC (“DHP”) and Delafield Hambrecht Partners Fund (“DHPF”), are deemed the beneficial owner of 1,144,777 shares and Mr. John D. Delafield is deemed beneficial owner of all 1,233,777 shares. Mr. Delafield is the control person of DHI. DHPF is an investment advisor and DHP is the sole general partner of DHPF. DHI is the manager of DHP. Mr. Delafield has sole voting and dispositive power with respect to 62,500 shares held directly by him and shared voting and dispositive power, along with DHI, DHP and DHPF, with respect to all other shares held.
(7)	The information as to beneficial ownership is based on Schedule 13G filed by Dimensional Fund Advisors LP (“Dimensional”) with the Securities and Exchange Commission on February 8, 2010. Dimensional has sole voting power with respect to 899,469 shares and sole dispositive power with respect to all shares.
(8)	The information as to beneficial ownership is based on Schedule 13G filed by Suss MicroTec AG with the Securities and Exchange Commission on February 3, 2010. Suss MicroTec AG has sole voting and dispositive power with respect to all shares.
(9)	Includes 6,985 shares held by Mr. Carlson’s wife.

CODE OF ETHICS

We adopted the Cascade Microtech Code of Conduct to promote honest and ethical conduct, proper disclosure of financial information in our periodic reports and compliance with applicable laws, rules and regulations. The Code of Conduct applies to all of our directors, officers and employees, including our principal executive officer, our principal financial officer and our corporate controller. We filed a copy of our Code of Conduct as exhibit 14 to our Annual Report on Form 10-K for the year ended December 31, 2004. You can also access our Code of Conduct on our website at www.cascademicrotech.com.

EXECUTIVE OFFICERS

The following table identifies our executive officers as of March 24, 2010, the positions they hold and the year in which they began serving as an executive officer. Officers are elected by the Board of Directors to hold office until their successors are elected and qualified.

Name	Age	Current Position(s) with Company	Officer Since
F. Paul Carlson	71	Chairman of the Board, President and Chief Executive Officer	2009

Steven Sipowicz	56	Chief Financial Officer, Vice President of Finance, Treasurer and Secretary	2004

K. Reed Gleason	64	Director Emeritus and Vice President of Advanced Development	1984

Steve Harris	46	Vice President, Engineering and Interim Executive Vice President	2009

Michael Kondrat	60	Vice President, Marketing	2008

Anand Nambiar	35	Vice President, Operations	2008

Paul O’Mara	54	Vice President, Sales and Customer Service	2008

Eric W. Strid	57	Chief Technology Officer	1984

For information on the business background of Messrs. Carlson and Strid, see “Election of Directors” above.

Steven Sipowicz has served as our Vice President of Finance, Chief Financial Officer and Treasurer since July 2004. He has also served as Corporate Secretary since August 2004. From November 1999 to November 2003, Mr. Sipowicz served as Chief Financial Officer of Corillian Corporation, a provider of online financial services, and served as Secretary of that company from January 2000 to November 2003.

From October 1997 to November 1999, Mr. Sipowicz served as Chief Financial Officer of F.I.C.S. Group, N.V., a Belgian financial software and services company. From October 1996 to September 1997, he was Vice President, Finance and Administration and Chief Financial Officer of Intrinsa Corporation, a development tools company. From April 1993 to September 1996, he served as Vice President, Finance and Chief Financial Officer of Integrated Systems, Inc., an operating system software company. Mr. Sipowicz holds a B.S. in Chemistry from Bristol University (U.K.) and an M.B.A. from Santa Clara University.

K. Reed Gleason co-founded Cascade Microtech, Inc. and served as a director from inception to May 2006. Mr. Gleason has also served as our Vice President of Advanced Development since our inception. Prior to 1984, Mr. Gleason was a Senior Physicist at Tektronix, Inc. and at TriQuint Semiconductor, Inc., conducting research into high-frequency gallium arsenide devices and integrated circuits. He began his career as an engineer with the U.S. Naval Research Laboratory in Washington, D.C. Mr. Gleason holds a B.S. in Electrical Engineering from the California Institute of Technology. Mr. Gleason also serves as Director Emeritus. As Director Emeritus, Mr. Gleason is not a voting member of the Board, but is invited to attend meetings of the Board of Directors.

Steve Harris joined Cascade Microtech, Inc. in January 2009 as Vice President of Engineering. In December 2009, he was also appointed as Interim Executive Vice President. From 1997 to 2008, Mr. Harris held various positions at Electro Scientific Industries, Inc. (“ESI”), including leading the Central Engineering Group, serving as General Manager of the Semiconductor Link Processing business unit and approximately five years as Vice President of Research, Development and Engineering. Prior to joining ESI, Mr. Harris was employed at Tektronix, where he began his career and spent thirteen years in a variety of product development and engineering management positions. Mr. Harris holds a B.S. in Electrical Engineering from the University of Idaho.

Michael Kondrat joined Cascade Microtech, Inc. in July 2007 as Vice President of Marketing after 30 years of experience in the test and semiconductor industry. From 1999 to 2007, Mr. Kondrat served as Senior Director of Strategic Marketing at Credence Systems Corporation. Prior to 1997, Mr. Kondrat founded OPMAXX and held various positions in engineering, management and marketing at Tektronix and Integrated Measurement Systems (IMS). Mr. Kondrat holds a B.S. in Electrical Engineering and an M.B.A. from the Illinois Institute of Technology.

Anand Nambiar joined Cascade Microtech, Inc. as Vice President of Quality and Supply Chain in April 2008. From 1996 to April 2008, he held various positions in engineering, technical support and quality assurance, and, most recently, the position of Associate Director of Quality at Nikon Precision Inc., a wholly owned subsidiary of Nikon Corporation. Mr. Nambiar has a B.S. in Electrical Engineering from Boston University and an M.B.A. from the University of California at Berkeley.

Paul O’Mara joined Cascade Microtech, Inc. in March 2008 as Vice President of Sales after more than 30 years in the computer, broadcast equipment and electron microscopy industries. From 2001 to 2008, Mr. O’Mara held various sales, service, operations and general management positions and, most recently, served as Senior Vice President of Customer Service at FEI Company, a leading supplier of electron and ion beam microscopy systems. Mr. O’Mara holds a B.S. in Electronic Engineering from the University of Sussex, England.

EXECUTIVE COMPENSATION

Summary Compensation

The following table provides certain summary information concerning compensation awarded to, earned by or paid to our (i) Interim Principal Executive Officer (“PEO”); (ii) our former PEO; and (iii) our next two other most highly compensated executive officers, other than our PEO, who were serving as executive officers at the end of the last completed fiscal year and whose total compensation was greater than $100,000 (herein referred to as the “named executive officers”).

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)

F. Paul Carlson(3) Chairman of the Board, President and Chief Executive Officer	2009	$20,731	$26,050	$—	$—	$49,500	$96,281
	2008	—	56,050	—	—	48,500	104,550

Geoff Wild(4) Former Director, President and CEO	2009 2008	333,173 369,102	— 403,000	178,000 445,800	— 49,026	1,618 80,925	512,791 1,347,853

Steve Harris(5) Vice President, Engineering and Interim Executive Vice President	2009	193,846	186,600	58,003	—	487	438,936

Anand Nambiar(6) Vice President, Operations	2009 2008	167,212 121,635	— 233,400	88,701 —	15,492 20,938	146 87,481	271,551 463,454

(1)	The stock awards and option awards columns represent the fair value of all stock and option awards granted during the year for such person. See Note 12 of Notes to Consolidated Financial Statements included in our Annual Report for the year ended December 31, 2009 for the valuation assumptions and other information related to our stock and option awards during 2009.
(2)	For Mr. Carlson, All Other Compensation in 2009 included amounts earned for serving on our Board of Directors. For Messrs. Wild and Nambier, All Other Compensation in 2008 included $80,000 and $87,409, respectively, of relocation benefits. In addition, for each person except Mr. Carlson, All Other Compensation in 2009 included one or more of the following: patent awards, insurance premiums and 401(k) matching.
(3)	Mr. Carlson has served as our Chief Executive Officer since December 1, 2009. Except the amount shown as Salary for 2009, all amounts shown as compensation for Mr. Carlson for 2008 and 2009 represent amounts earned for serving on our Board of Directors.
(4)	Mr. Wild’s employment began in January 2008. In December 2009, he ceased to serve as our Chief Executive Officer and, in January 2010, his employment terminated.
(5)	Mr. Harris’ employment began in January 2009.
(6)	Mr. Nambiar’s employment began in April 2008.

Outstanding Equity Awards at December 31, 2009

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($/Sh.)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
F. Paul Carlson	10,000	—		$5.00	08/08/13		—		$—
	10,000	—		9.50	08/13/14		—		—
	—	—		—	—		3,333	(1)	15,265
	—	—		—	—		3,333	(2)	15,265
	—	—		—	—		5,000	(3)	22,900

Geoff Wild	36,667	63,333	(4)	8.06	02/08/18	(9)	—		—
	17,961	82,039	(5)	3.11	02/05/19	(9)	—		—
	—	—		—	—		37,500	(6)	171,750

Steve Harris	—	32,586	(5)	3.11	02/05/19		—		—
	—	—		—	—		60,000	(7)	274,800

Anand Nambiar	—	49,832	(5)	3.11	02/05/19		—		—
	—	—		—	—		22,500	(8)	103,050

(1)	This award vests as to 1/3 of the total amount awarded on each of the first through third anniversaries of the grant date, with full vesting occurring on January 16, 2011.
(2)	This award vests as to 1/3 of the total amount awarded on each of the first through third anniversaries of the grant date, with full vesting occurring on November 14, 2011.
(3)	This award vests as to 1/3 of the total amount awarded on each of the first through third anniversaries of the grant date, with full vesting occurring on November 13, 2012.

(4)	This option vested as to 20% on the first anniversary of the grant date with the remaining 80% vesting in equal monthly installments over the next 48 months, with full vesting scheduled to occur on February 8, 2013. However, Mr. Wild’s employment terminated in January 2010 and the 63,333 unvested options were terminated at that time.
(5)	This option vests as to 25% per year on the first through fourth anniversaries of the grant date, with full vesting occurring on February 5, 2013. Of Mr. Wild’s unvested options at December 31, 2009, 81,893 were terminated in connection with his January 2010 termination of employment.
(6)	This award vests as to 25% per year on each of the first through fourth anniversaries of the grant date, with full vesting scheduled to occur on February 8, 2012. In connection with his termination in January 2010, 25,000 of these unvested shares were terminated.
(7)	This award vests as to 25% per year with full vesting occurring on January 26, 2013.
(8)	This award vests as to 25% per year on the first through fourth anniversaries of the grant date, with full vesting occurring on May 16, 2012.
(9)	Due to Mr. Wild’s termination in January 2010, all vested options at December 31, 2009, which were not exercised, expired on April 1, 2010.

Employment Agreements

Geoff Wild. We entered into an employment agreement with Mr. Wild on December 5, 2007. If Mr. Wild’s employment was terminated without cause, as defined in the agreement, then he would have been entitled to severance pay in the amount of 12-months’ base salary. In addition, the stock options held by Mr. Wild that would have vested if Mr. Wild had remained an employee after the termination date for an additional period equal to his length of employment up to a maximum of 12 months, would have become immediately exercisable. If Mr. Wild terminated his employment for “good reason,” as defined in the agreement, or if we terminated Mr. Wild’s employment for any reason other than death, disability or cause within 12 months after we sold all or substantially all of our assets or merged into another company that our shareholders do not control, then all stock options held by Mr. Wild that would have vested had Mr. Wild remained employed after the termination date for an additional period equal to 12 months would have become immediately exercisable and would have remained exercisable for 12 months, and additional restricted stock units would have vested at termination such that at least 20,000 restricted stock units would have vested. As a condition of his employment, Mr. Wild entered into our standard employee invention and confidentiality agreement. Since Mr. Wild’s employment terminated due to his resignation in January 2010, no amounts were earned pursuant to this agreement.

Steven Sipowicz. We entered into a three-year employment agreement with Steven Sipowicz on July 12, 2004, which was extended for an additional three years. If we terminate Mr. Sipowicz’s employment without cause, as defined in the agreement, then he is entitled to severance pay in the amount of 12-months’ salary. In addition, the stock options held by Mr. Sipowicz that would have vested if Mr. Sipowicz had remained our employee for an additional 12 months shall become immediately exercisable. If Mr. Sipowicz is terminated for any reason other than death, disability or cause, within 12 months after we sell all or substantially all of our assets or are merged into another company that our shareholders do not control, then all stock options held by Mr. Sipowicz that would have vested had Mr. Sipowicz remained employed after the termination date for an additional 12 months, will become immediately exercisable and shall remain exercisable for 12 months. As a condition of his employment, Mr. Sipowicz entered into our standard employee invention and confidentiality agreement pursuant to which he may not divulge any of our proprietary information other than as permitted as part of his employment with us. Assuming Mr. Sipowicz was terminated effective December 31, 2009, he would have been entitled to $213,694 of cash compensation, 11,712 then unvested options would have become vested and 718 unvested shares of restricted stock units would have become vested.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

FEI Company. During 2009, we purchased certain equipment and services for $21,000 from FEI Company (“FEI”). In addition, FEI purchased certain equipment from us for a total of $2,000 during 2009. At December 31, 2009 we had no outstanding receivables from FEI. One of the members of our Board of Directors, Mr. Raymond A. Link, is the Executive Vice President and Chief Financial Officer of FEI.

Raytheon, Inc. During 2009, we did not purchase any equipment or services from Raytheon, Inc. However, Raytheon purchased certain equipment from us for a total of $382,000 during 2009. At December 31, 2009, we had receivables from Raytheon, Inc. of $145,000. One of the members of our Board of Directors, Mr. William Spivey, is a member of the Board of Directors of Raytheon, Inc.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act requires our directors and executive officers and persons who own more than ten percent of the outstanding shares of our common stock (“ten percent shareholders”), to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of our common stock and other equity securities. To our knowledge, based solely on review of the copies of such reports furnished to us or otherwise in our files and on written representations from our directors, executive officers and ten percent shareholders that no other reports were required, during the fiscal year ended December 31, 2009, our officers, directors and ten percent shareholders complied with all applicable Section 16(a) filing requirements.

SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, some shareholder proposals may be eligible for inclusion in our 2010 Proxy Statement. Any such proposal must be received by us not later than November 30, 2010. Shareholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of the applicable securities law. The submission of a shareholder proposal does not guarantee that it will be included in our Proxy Statement.

Alternatively, under our bylaws, a proposal or nomination that a shareholder does not seek to include in our Proxy Statement pursuant to Rule 14a-8 may be delivered to the Secretary of Cascade Microtech, Inc. not less than 60 days, nor more than 90 days, prior to the date of an Annual Meeting. In the event we provide notice or public disclosure of the date of the Annual Meeting less than 60 days prior to the date of the Annual Meeting, shareholders may submit a proposal or nomination not later than the 10th day following the day on which we gave notice of the Annual Meeting date.

TRANSACTION OF OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters that may come before this meeting. It is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment if any other matters do properly come before the meeting. Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Please act promptly to insure that you will be represented at this important meeting.

We will provide, without charge, on the written request of any beneficial owner of shares of our common stock entitled to vote at the Annual Meeting of Shareholders, a copy of our Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission for our fiscal year ended December 31, 2009. Written requests should be mailed to the Secretary, Cascade Microtech, Inc., 2430 N.W. 206th Avenue, Beaverton, Oregon 97006.

By Order of the Board of Directors:

/s/ F. Paul Carlson
F. Paul Carlson
Chairman of the Board, President and Chief Executive Officer

Dated: March 30, 2010

APPENDIX A

CASCADE MICROTECH, INC.

2010 STOCK INCENTIVE PLAN

1. PURPOSE

This Cascade Microtech, Inc. 2010 Stock Incentive Plan is intended to provide incentives to Employees, Consultants and Directors of Cascade Microtech, Inc. (the “Company”) and its eligible Affiliates, to encourage proprietary interest in the Company and to encourage Employees, Consultants and Directors to remain in the service of the Company or its Affiliates.

2. DEFINITIONS

a. “Administrator” means the Board or the Committee appointed to administer the Plan, or a delegate of the Administrator as provided in Section 4.c.

b. “Affiliate” means any entity that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

c. “Award” means any award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or any other issuance of Shares under the Plan.

d. “Award Agreement” means the agreement between the Employer and the recipient of an Award which contains the terms and conditions pertaining to the Award. An Award Agreement may be in an electronic medium, and need not be signed by a representative of the Employer or the Participant. Award Agreements may be delivered by email or other electronic means (including posting on a website maintained by the Employer or its delegate), along with the Plan and any other documents related to the Plan or an Award such as prospectuses, proxy statements or annual reports.

e. “Beneficiary” means a person designated as such by a Participant for purposes of the Plan or determined with reference to Section 16.

f. “Board” means the Board of Directors of the Company.

g. “Code” means the Internal Revenue Code of 1986, as amended.

h. “Committee” means the Compensation Committee of the Board, or such other individual(s) designated by the Board to administer the Plan.

i. “Common Stock” means the $.01 par value common stock of the Company.

j. “Company” means Cascade Microtech, Inc., an Oregon Corporation.

k. “Consultant” means an individual providing services to the Company or an Affiliate other than as an Employee or Director.

l. “Covered Employee” will have the meaning assigned in Code section 162(m), as amended, which generally includes the chief executive officer or any Employee whose total compensation for the taxable year is required to be reported to shareholders under the Exchange Act by reason of such Employee being among the four highest compensated officers for the taxable year (other than the chief executive officer).

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m. “Director” means an individual member of the Board.

n. “Disability” or “Disabled” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, as determined by the Administrator in its sole discretion.

o. “Employee” means an individual employed by the Employer as a common-law employee subject to Code section 3401 and the regulations thereunder.

p. “Employer” means the Company or an Affiliate that employs the Employee.

q. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

r. “Exercise Price” means the price per Share of Common Stock at which an Option or Stock Appreciation Right may be exercised.

s. “Fair Market Value” of a Share as of a specified date means the value of a Share determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, Fair Market Value shall be the closing sales price for a Share (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; provided, if the date of determination does not fall on a day on which the Common Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Common Stock was so traded prior to the date of determination, or such other appropriate day as shall be determined by the Administrator, in its sole discretion; or

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, Fair Market Value shall be the mean between the high bid and low asked prices for a Share on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; provided, if the date of determination does not fall on a day on which the Common Stock has been so quoted, the date on which the Fair Market Value shall be established shall be the last day on which the Common Stock was so quoted prior to the date of determination, or such other appropriate day as shall be determined by the Administrator, in its sole discretion; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value of a Share shall be determined by the Administrator in good faith using a reasonable application of any reasonable method.

t. “Incentive Stock Option” means an Option described in Code section 422.

u. “Nonqualified Stock Option” means an Option not described in Code section 422 or 423.

v. “Option” means an Incentive Stock Option or Nonqualified Stock Option granted pursuant to Section 7.

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w. “Outside Director” means a Director described in Treasury Regulations §1.162-27(e)(3) or its successor.

x. “Parent” means a parent corporation as defined in Code section 424(e).

y. “Participant” means an Employee, Consultant or Director who has received an Award.

z. “Plan” means this Cascade Microtech, Inc. 2010 Stock Incentive Plan.

aa. “Purchase Price” means the Exercise Price times the number of Shares with respect to which an Option or Stock Appreciation Right is exercised, or in the case of Restricted Stock to be issued in partial consideration of a payment or Shares otherwise being purchased under the Plan, the price paid per Share times the number of Shares being purchased.

bb. “Restricted Stock” means Shares granted pursuant to Section 9.

cc. “Restricted Stock Unit” means a right to receive an amount equal to a specified number of Shares or Share Equivalents payable in Shares or cash as established by the Administrator.

dd. “Retirement” means the Participant’s voluntary termination of service with the Employer at (i) age 65 or older or (ii) age 55 or older at a time when age plus such years of service with the Employer equals or exceeds 65.

ee. “Share” means one share of Common Stock, adjusted in accordance with Section 14 (if applicable).

ff. “Share Equivalent” means a bookkeeping entry representing a right to the equivalent of one Share.

gg. “Stock Appreciation Right” means a right to receive an amount equal to the appreciation of a specified number of Shares between two dates which will be payable in Shares or cash as established by the Administrator.

hh. “Subsidiary” means a Subsidiary corporation as defined in Code section 424(f).

3. EFFECTIVE DATE

This Plan was adopted by the Board on March 24, 2010, subject to approval by the Company’s shareholders, as provided in Section 19.

4. ADMINISTRATION

a. Administration with respect to Directors

With respect to Awards to Directors, the Plan will be administered by the Board unless delegated to its Compensation Committee. If so delegated, the full Board will approve all Awards made to members of the Compensation Committee.

b. Administration with respect to Employees and Consultants

With respect to Awards to Employees and Consultants, the Plan will be administered by the Administrator.

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(i) If any member of the Administrator does not qualify as an Outside Director for purposes of Code section 162(m), Awards under the Plan for Covered Employees will be administered by a subcommittee of the Administrator consisting of each Board member who qualifies as an Outside Director. If fewer than two members qualify as Outside Directors, the Board will appoint one or more other Board members to such subcommittee who do qualify as Outside Directors, so that the subcommittee will at all times consist of two or more members all of whom qualify as Outside Directors for purposes of Code section 162(m).

(ii) If Awards are subject to the Exchange Act, if any member of the Administrator does not qualify as a “non-employee director” for purposes of Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”), then Awards under the Plan for the executive officers of the Company and Directors will be administered by a subcommittee consisting of the members of the Administrator who qualify as a “non-employee director.” If fewer than two Administrator members qualify as “non-employee directors,” then the Board will appoint one or more other Board members to such subcommittee who do qualify as “non-employee directors,” so that the subcommittee will at all times consist of two or more members all of whom qualify as “non-employee directors” for purposes of Rule 16b-3.

c. Delegation of Authority to an Officer of the Company

The Administrator may delegate to an officer or officers of the Company the authority to administer the Plan (including making Awards) with respect to Awards made to Employees or Consultants who are not subject to Section 16 of the Exchange Act or are not Covered Employees. Provided, however, that an officer may not be delegated the authority to make an Award to himself or herself or take any other action with respect to his or her personal interest or participation in the Plan.

d. Powers of the Administrator

(i) The Administrator will from time to time at its discretion determine which Employees, Consultants and Directors will be granted Awards, when and how to make Awards, the types or combinations of Awards, the number of Shares or Share Equivalents to be subject to each Award, the vesting of Awards, the designation of Options as Incentive Stock Options or Nonqualified Stock Options and any other conditions of Awards to Employees, Consultants and Directors, which need not be identical.

(ii) The determinations, interpretation and construction by the Administrator of any provisions of the Plan or of any Award will be final. No individual member of the Administrator will be liable for any action or determination made in good faith with respect to the Plan or any Award, except as required by law. The Administrator has complete discretion to construe and interpret the Plan and any Award and to establish, amend and revoke rules and regulations for its administration. The Administrator may correct any defect, omission or inconsistency in an Award in any manner it deems necessary or expedient.

(iii) The Administrator may exercise such powers as it deems necessary to promote the interests of the Company that do not conflict with the Plan.

(iv) The Administrator may authorize any officer or Employee to execute on behalf of the Company any Award Agreement or other instrument required to effect an Award previously granted by the Administrator.

(v) The Administrator may settle Awards in stock, cash or any combination.

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e. Leaves of Absence

Unless an Award provides otherwise, vesting of any Award will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of any leave of absence approved by the Employer or required by law.

5. ELIGIBILITY

a. Number of Awards

Subject to the terms and conditions set forth below, the Administrator has sole and complete authority to determine the Employees, Consultants and Directors to whom, and the time or times at which, Awards may be granted. A specific type of Award may be made alone, in addition to, or in conjunction with any other type of Award. Notwithstanding the foregoing, only Employees may be granted Incentive Stock Options.

A Participant may receive more than one Award, including Awards of the same type, but only on the terms and subject to the restrictions set forth in the Plan.

b. Annual Limitation

Subject to the provisions of Section 14, no Employee is eligible to receive Incentive Stock Options, Nonqualified Stock Options, and/or Stock Appreciation Rights covering more than 150,000 Shares during any calendar year. Notwithstanding this restriction, in connection with his or her initial service an Employee may receive Incentive Stock Options, Nonqualified Stock Options and/or Stock Appreciation Rights covering not more than an additional 150,000 Shares, which will not be included in the limit set forth in the preceding sentence.

6. STOCK

The stock subject to Awards granted under the Plan will be shares of the Company’s authorized but unissued Common Stock. If required by state law, any recipient of an Award will pay par value for any Award of Common Stock in cash or in the form of prior services. The aggregate number of Shares subject to Awards granted under this Plan will not exceed 1,269,600 Shares (the “Share Reserve”). Any limitations established by this Section 6 are subject to adjustment as provided by Section 14.

If any outstanding Award expires, is terminated or forfeited or the Shares subject to an Award are purchased or acquired by the Company, the Shares represented by the expired, unexercised, forfeited or acquired portion of such Award may again be subject to Awards under the Plan. The following Shares may not again be made available for issuance under the Plan: (i) Shares used to pay the withholding taxes related to an Award, or (ii), Shares not issued or delivered as a result of the net exercise of a Stock Appreciation Right or Option or (iii) if a distribution related to an Award is made in cash, the number of Shares subject to the redeemed or exercised portion of the Award.

7. STOCK OPTIONS

Options granted to Employees, Consultants and Directors pursuant to the Plan will be evidenced by written Option Award Agreements (whether in hard copy or in an electronic format approved by the Company) in such form as the Administrator will determine, subject to the Plan and the following terms and conditions:

a. Number of Shares

Each Option Award Agreement will state the number of Shares to which such Option pertains, which will be subject to adjustment in accordance with Section 14.

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b. Exercise Price

Each Option Award Agreement will state the Exercise Price of such Option, determined by the Administrator, which will not be less than the Fair Market Value of a Share on the date of grant, except as provided in Section 14. If the recipient of an Incentive Stock Option owns more than 10% of the total combined voting power of all classes of stock of the Company, its Parent or Subsidiary on the date of grant (a “10% Owner”) then the Exercise Price of such Incentive Stock Option will be at least 110% of the Fair Market Value of a Share on the date of grant.

c. Medium and Time of Payment

The Purchase Price payable upon the exercise of an Option is payable in full in United States dollars; provided that with the consent of the Administrator and in accordance with its rules and regulations, the Purchase Price may be paid by the surrender of Shares in good form for transfer, owned by the person exercising the Option and having a Fair Market Value on the date of exercise at least equal to the Purchase Price (including same-day sales and cashless exercises), or in any combination of cash and Shares, or in such acceptable form of payment as approved by the Administrator, so long as the total of the cash and the Fair Market Value of the Shares or other form or payment surrendered equals the Purchase Price. No Shares will be issued until full payment has been made.

d. Term and Exercise of Options

Each Option Award Agreement will state the date after which such Option will cease to be exercisable. No Option will be exercisable after the expiration of ten years (five years for Incentive Stock Options awarded to 10% Owners) from the date it is granted or such lesser period established by the Administrator. An Option will, during a Participant’s lifetime, be exercisable only by the Participant or if the Participant’s Disability prevents such exercise, by their legally appointed guardian, unless otherwise provided in the Option Award Agreement or Section 22.

e. Termination of Service

In the event that a Participant’s service as an Employee, Consultant or Director terminates for any reason, unless provided for otherwise in an Option Award Agreement, such Participant (or in the case of death, such Participant’s designated Beneficiary) will have the right (subject to the limitation that no Option may be exercised after its stated expiration date) to exercise such Option either:

(i) within three months after such termination of service; or

(ii) in the case of Retirement or death, within one year after the date thereof; or

(iii) in the case of Disability, within one year from the date the Participant’s service with the Company or an Affiliate is terminated due to the Disability, or

(iv) on such other terms established by the Administrator in the Award Agreement or otherwise prior to termination of service,

but only to the extent that, at the date of termination, the Option had vested pursuant to the terms of the Option Award Agreement with respect to which such Option was granted and had not previously been exercised.

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For purposes of this Section, the service relationship will be treated as continuing while the Participant is on military leave, sick leave (including short term disability) or other bona fide leave of absence (to be determined in the sole discretion of the Administrator, in accordance with rules and regulations construing Code sections 422 and 409A). If a Participant’s classification as an Employee, Consultant or Director changes into a different such classification without any break in service, such Participant’s service relationship will be treated as continuing without interruption for purposes of vesting in and exercising Options held by such Participant. Notwithstanding the foregoing, in the case of an Incentive Stock Option, employment will not continue beyond the date the Participant ceased active employment, unless the Participant’s reemployment rights are guaranteed by statute or by contract. Otherwise, an Incentive Stock Option that is exercised after the period following termination of employment that is required for qualification under Code section 422, will be treated as a Nonqualified Stock Option for all Plan purposes.

Notwithstanding the above, in the event an Outside Director terminates service as a Director, the former Director (or his or her designated Beneficiary in the event of the Outside Director’s death) will have the right (subject to the limitation that no Option may be exercised after its stated expiration date) to exercise an Option (to the extent vested pursuant to the terms of the Option Award Agreement and not previously exercised) within one year after such termination of service or on such other terms established by the Board or Committee in the Option Award Agreement or otherwise prior to the termination of service.

f. Rights as a Shareholder

A Participant or an authorized transferee of a Participant will have no rights as a shareholder with respect to any Shares covered by his or her Option until the date of issuance of a stock certificate or book entry notation for such Shares. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date such stock certificate is issued or book entry made, except as provided in Section 14.

g. Modification, Extension and Renewal of Options

Subject to the terms and conditions and within the limitations of the Plan, the Administrator may modify, extend or renew outstanding Options granted to Employees, Consultants and Directors under the Plan. Notwithstanding the foregoing, however, no modification, extension or renewal of an Option will, without the consent of the Participant, alter or impair any rights or obligations under any Option previously granted under the Plan or cause any Option to fail to be exempt from the requirements of Code section 409A.

h. Limitations on Incentive Stock Option Awards

If and to the extent that the aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which any Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under this Plan and all other plans maintained by the Company, its Parent or any Subsidiaries exceeds $100,000, the excess (taking into account the order in which they were granted) will be treated as Nonqualified Stock Options. The maximum number of Shares that may be issued subject to Incentive Stock Options granted under this Plan shall equal the Share Reserve, subject to adjustments provided for in Section 14.

i. No Reload Options

Options that provide for the automatic grant of another Option upon exercise of the original Option may not be granted under the Plan.

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j. Other Terms and Conditions

An Option Award Agreement may contain such other terms and conditions, including restrictions or conditions on the vesting of such Option or the terms and conditions under which such Option may be forfeited, as may be determined by the Administrator that are consistent with the Plan. Subject to the provisions of the Plan, the Administrator may condition the grant of any Option, or the removal of any restriction imposed on such Option, upon the attainment of specified performance objectives established by the Administrator, as the Administrator may determine in its sole discretion.

8. STOCK APPRECIATION RIGHTS

Stock Appreciation Rights granted to Employees, Consultants and Directors pursuant to the Plan will be evidenced by written Stock Appreciation Right Award Agreements (whether in hard copy or in an electronic format approved by the Company) in such form as the Administrator will determine, subject to the Plan and the following terms and conditions:

a. Number of Shares

Each Stock Appreciation Right Award Agreement will state the number of Shares or Share Equivalents to which such Stock Appreciation Right pertains, subject to adjustment in accordance with Section 14.

b. Calculation of Appreciation; Exercise Price

The appreciation distribution payable on the exercise of a Stock Appreciation Right is equal to the excess of (i) the Fair Market Value of each Share or Share Equivalent in which the Participant is vested under such Stock Appreciation Right on the exercise date, over (ii) the Exercise Price of each Share or Share Equivalent determined by the Administrator on the date of grant of the Stock Appreciation Right, which will not be less than 100% of the Fair Market Value of a Share on the date of grant except as provided in Section 14.

c. Payment

The appreciation distribution in respect of a Stock Appreciation Right may be paid in Shares, in cash or any combination, or in any other form of consideration as determined by the Administrator and contained in the Stock Appreciation Right Award Agreement.

d. Term and Exercise of Stock Appreciation Rights

Each Stock Appreciation Right Award Agreement will state the date after which the Stock Appreciation Right will cease to be exercisable. No Stock Appreciation Right will be exercisable after the expiration of ten years from the date it is granted or such lesser period established by the Administrator in the Stock Appreciation Right Award Agreement. A Stock Appreciation Right will, during a Participant’s lifetime, be exercisable only by the Participant or if the Participant’s Disability prevents such exercise, by their legally appointed guardian, unless otherwise provided in the Stock Appreciation Right Award Agreement or as allowed by Section 22.

e. Termination of Service

In the event that a Participant’s service as an Employee, Consultant or Director terminates, for any reason, unless provided for otherwise in a Stock Appreciation Right Award Agreement, such Participant (or in the case of death, such Participant’s designated Beneficiary) will have the right (subject to the limitation that no Stock Appreciation Right may be exercised after its stated expiration date) to exercise such Stock Appreciation Right either:

(i) within three months after such termination of service; or

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(ii) in the case of Retirement or death within one year after the date thereof; or

(iii) in the case of Disability, within one year from the date the Participant’s service with the Company or an Affiliate is terminated due to the Disability, or

(iv) on such other terms established by the Administrator in the Award Agreement or otherwise prior to termination of service,

but only to the extent that, at the date of termination, the Stock Appreciation Right had vested pursuant to the terms of the Stock Appreciation Right Award Agreement with respect to which such Stock Appreciation Right was granted and had not previously been exercised.

For purposes of this Section, the service relationship will be treated as continuing while the Participant is on military leave, sick leave (including short term disability) or other bona fide leave of absence (to be determined in the sole discretion of the Administrator, in accordance with rules and regulations construing Code sections 422 and 409A). If a Participant’s classification as an Employee, Consultant or Director changes into a different such classification without any break in service, such Participant’s service relationship will be treated as continuing without interruption for purposes of vesting in and exercising Stock Appreciation Rights held by such Participant.

Notwithstanding the above, in the event an Outside Director terminates service as a Director, the former Director (or his or her designated Beneficiary in the event of the Outside Director’s death) will have the right (subject to the limitation that no Stock Appreciation Right may be exercised after its stated expiration date) to exercise a Stock Appreciation Right (to the extent vested pursuant to the terms of the Stock Appreciation Right Award Agreement and not previously exercised) within one year after such termination of service or on such other terms established by the Administrator in the Stock Appreciation Award Agreement or otherwise prior to the termination of service.

f. Rights as a Shareholder

A Participant or an authorized transferee of a Participant will have no rights as a shareholder with respect to any Shares covered by his or her Stock Appreciation Right until the date of issuance of such Shares. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date such Shares are issued, except as provided in Section 14.

g. Modification, Extension and Renewal of Stock Appreciation Rights

Subject to the terms and conditions and within the limitations of the Plan, the Administrator may modify, extend or renew outstanding Stock Appreciation Rights granted to Employees, Consultants and Directors under the Plan. Notwithstanding the foregoing, however, no modification, extension or renewal of a Stock Appreciation Right will, without the consent of the Participant, alter or impair any rights or obligations under any Stock Appreciation Right previously granted under the Plan or cause any Stock Appreciation Right to fail to be exempt from the requirements of Code section 409A.

h. Other Terms and Conditions

A Stock Appreciation Right Award Agreement may contain such other terms and conditions, including restrictions or conditions on the vesting of such Stock Appreciation Right Award or the terms and conditions under which such Stock Appreciation Right Award may be forfeited, as may be determined by the Administrator that are consistent with the Plan. Subject to the provisions of the Plan, the Administrator may condition the grant of any Stock Appreciation Right, or the removal of any restriction imposed on such Stock Appreciation Right, upon the attainment of specified performance objectives established by the Administrator, as the Administrator may determine in its sole discretion.

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9. RESTRICTED STOCK

Restricted Stock granted to Employees, Consultants and Directors pursuant to the Plan will be subject to written Restricted Stock Award Agreements (whether in hard copy or in an electronic format approved by the Company) in such form as the Administrator will determine, subject to the Plan and the following terms and conditions:

a. Number of Shares; Grants

Subject to the provisions of the Plan, the Administrator may condition the grant of Restricted Stock, or the removal of any restriction, upon the attainment of specified performance objectives established by the Administrator, as the Administrator may determine in its sole discretion.

Each Participant receiving a grant of Restricted Stock will be issued a stock certificate which may be in electronic form or book entry in respect of such Shares of Restricted Stock. Such certificate will be registered in the name of such Participant, and will bear an appropriate legend referring to the applicable terms, conditions, and restrictions. The Administrator will require that stock certificates evidencing such Shares be held by the Company until the restrictions lapse and that, as a condition of any grant of Restricted Stock, the Participant will deliver to the Company a stock power relating to such Shares.

b. Restrictions and Conditions

The Shares of Restricted Stock granted pursuant to this Section 9 will be subject to the following restrictions and conditions:

(i) During a period set by the Administrator commencing with the date of such grant (the “Restriction Period”), the Participant will not be permitted to sell, transfer, pledge, assign or encumber shares of Restricted Stock granted under the Plan. Within these limits, the Administrator, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on continued service, performance, or such other factors or criteria as the Administrator may determine in its sole discretion.

(ii) Except as provided in this paragraph (ii) and paragraph (i) above, the Participant will have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any cash or stock dividends on or after the grant date. The Administrator, in its sole discretion, as determined at the time of grant, may provide that the payment of cash dividends will be deferred and not paid until the underlying Shares are vested. Stock dividends issued with respect to Restricted Stock will be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the Shares with respect to which such dividends are issued.

(iii) The Administrator will specify the conditions under which shares of Restricted Stock will vest or be forfeited, including achievement of performance criteria or continued service, by setting forth such conditions in the Restricted Stock Award Agreement.

(iv) If and when the Restriction Period applicable to shares of Restricted Stock expires without a prior forfeiture of the Restricted Stock, certificates for an appropriate number of unrestricted Shares will be delivered promptly to the Participant, and the certificates for the shares of Restricted Stock will be canceled.

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(v) If required by the General Corporation Laws of the Company’s state of incorporation, recipients will pay at least par value for their Restricted Stock Awards in cash or, at the discretion of the Administrator, past services rendered. If the recipient subsequently forfeits the Restricted Stock for any reason, the Company will refund any cash payments to the recipient without interest.

10. RESTRICTED STOCK UNITS

Restricted Stock Units granted to Employees, Consultants and Directors pursuant to the Plan will be evidenced by written Restricted Stock Unit Award Agreements (whether in hard copy or in an electronic format approved by the Company) in such form as the Administrator will determine, subject to the Plan and the following terms and conditions:

a. Number of Shares; Grants

Each Restricted Stock Unit Award Agreement will state the number of Shares subject to issuance thereunder.

With respect to a Restricted Stock Unit, no Shares will be issued at the time the grant is made (nor will any book entry be made in the records of the Company) and the Participant will have no right to or interest in any Shares as a result of the grant of a Restricted Stock Unit until all conditions attached to the grant are fulfilled.

b. Restrictions and Conditions

The Restricted Stock Units granted pursuant to this Section 10 will be subject to the following restrictions and conditions:

(i) At the time of grant of a Restricted Stock Unit, the Administrator may impose such restrictions or conditions on the vesting of the Restricted Stock Units as the Administrator deems appropriate. Within these limits, the Administrator, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on continued service, performance or such other factors or criteria as the Administrator may determine in its sole discretion. The foregoing notwithstanding, no action pursuant to the preceding sentence may alter the time of issuance of Shares under the Restricted Stock Unit, if such alteration would cause the Award to be subject to penalty under Code section 409A.

(ii) A Participant or an authorized transferee of a Participant will have no rights as a shareholder with respect to any Shares covered by his or her Restricted Stock Unit until the date of issuance of a stock certificate or book entry notation for such Shares. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date such stock certificate is issued or book entry made, except as provided in Section 14.

(iii) The Administrator will specify the conditions under which Restricted Stock Units will vest or be forfeited, including achievement of performance criteria or continued service, and such conditions will be set forth in the Restricted Stock Unit Award Agreement. The Administrator may condition the issuance of a Restricted Stock Unit or the removal of any restriction upon the attainment of specified performance objectives established by the Administrator, as the Administrator may determine in its sole discretion.

(iv) If required by the General Corporation Laws of the Company’s state of incorporation, recipients will pay at least par value for Shares issued pursuant to a Restricted Stock Unit in cash or, at the discretion of the Administrator, past services rendered.

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11. OTHER ISSUANCE OF SHARES

Shares may be issued under this Plan to satisfy the payment of all or part of an award pursuant to the Company’s annual bonus plan. All or part of any Director’s fees may be paid in Shares or Share Equivalents issued under this Plan. Shares may also be sold to a Participant on such terms and conditions as the Administrator determines. Any Shares issued pursuant to this Section 11 will reduce the number of Shares authorized under Section 6.

12. PERFORMANCE OBJECTIVES

a. Authority to Establish

The Administrator will determine the terms and conditions of Awards at the date of grant or thereafter; provided that performance objectives for each year, if any, will be established by the Administrator not later than the latest date permissible under Code section 162(m). Performance objectives are not satisfied until the Administrator certifies their satisfaction.

b. Criteria

To the extent that such Awards are paid to Employees, the performance objectives to be used, if any, will be expressed in terms of one or more of the following: total shareholder return; earnings per share; stock price; return on equity; net earnings; income from continuing operations; related return ratios; cash flow; net earnings growth; earnings before interest, taxes, depreciation and amortization (EBITDA); gross or operating margins; productivity ratios; expense targets; operating efficiency; market share; customer satisfaction; working capital targets (including, but not limited to days sales outstanding); return on assets; increase in revenues; decrease in expenses; increase in funds from operations (FFO); and increase in FFO per share. Awards may be based on performance against objectives for more than one Subsidiary, segment or division of the Company. For example, Awards to an Employee of the Company may be based on overall Company performance against objectives, but awards for an Employee employed by a Subsidiary may be based on a combination of corporate, segment, and Subsidiary performance against objectives. Performance objectives, if any, established by the Administrator may be (but need not be) different from year-to-year, and different performance objectives may be applicable to different Participants. Performance objectives may be determined on an absolute basis or relative to internal goals or relative to levels attained in prior years or related to other companies or indices or as ratios expressing relationships between two or more performance objectives. In addition, performance objectives may be based upon the attainment of specified levels of Company performance under one or more of the measures described above relative to the performance of other corporations.

c. Adjustments

The Administrator will specify the manner of adjustment of any performance objectives to the extent necessary to prevent dilution or enlargement of any award as a result of extraordinary events or circumstances, as determined by the Administrator, or to exclude the effects of extraordinary, unusual, or non-recurring items; changes in applicable laws, regulations, or accounting principles; currency fluctuations; discontinued operations; non-cash items, such as amortization, depreciation, or reserves; asset impairment; or any recapitalization, restructuring, reorganization, merger, acquisition, divestiture, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets, or other similar corporate transaction.

13. TERM OF PLAN

The Plan will remain in effect for ten years from the effective date in Section 3, unless sooner terminated under Section 17. However, if the Company’s shareholders approve an increase in the number of Shares available for issuance under Section 6, that approval will serve as the adoption of a new plan regarding the increased number of Shares that may then be issued for a term of ten (10) years following the date the shareholders approved such increase.

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14. RECAPITALIZATION

a. Changes in Capitalization

Subject to any required action by the Company’s shareholders, the number of Shares covered by this Plan as provided in Section 6; the maximum number of Shares subject to Incentive Stock Options as provided in Section 7.h; the number of Shares or Share Equivalents covered by or referenced in each outstanding Award; the maximum grant limitations in Section 5; and the Exercise Price of each outstanding Option or Stock Appreciation Right will be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares, the payment of a stock dividend (but only of Common Stock) or any other increase or decrease in the number of such Shares effected without receipt of consideration by the Company or the declaration of a dividend payable in cash that has a material effect on the price of issued Shares. The conversion of any convertible security of the Company will not be deemed to have been effected without receipt of consideration.

b. Dissolution or Liquidation

In the event of the dissolution or liquidation of the Company, each outstanding Award will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Award will terminate as of a date fixed by the Administrator and give each Participant the right to exercise their Award as to all or any part of the Shares subject to the Award, including Shares as to which the Award would not otherwise be exercisable.

c. Merger or Asset Sale

Except as otherwise provided in an Award Agreement, in the event of a sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another entity, each outstanding Award will be assumed or an equivalent Award substituted by such successor entity or a Parent or Subsidiary of such successor entity, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that each Participant will have the right to exercise the Participant’s Award as to all or any part of the Shares subject to the Award, including Shares as to which the Award would not otherwise be exercisable. If the Administrator determines that an Award will be exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator will notify the Participant that the Award will be so exercisable for a period of thirty (30) days from the date of such notice or such shorter period as the Administrator may specify in the notice, and the Award will terminate upon the expiration of such period. For the purposes of this paragraph, the Award will be considered assumed or substituted if, following the merger or sale of assets, the Award confers the right to purchase, for each Share subject to the Award immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor entity, provide for the consideration to be received upon the exercise of the Award, for each Share subject to the Award, to be solely common stock of the successor corporation or its Parent substantially equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the merger or sale of assets. The determination of such substantial equality of value of consideration will be made by the Administrator and its determination will be conclusive and binding.

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15. SECURITIES LAW REQUIREMENTS AND LIMITATION OF RIGHTS

a. Federal Securities Law

No Shares will be issued pursuant to the Plan unless and until the Company has determined that: (i) it and the Participant have taken all actions required to register the Shares under the Securities Act of 1933 or perfect an exemption from registration; (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and (iii) any other applicable provision of state or federal law has been satisfied.

b. Employment Rights

Neither the Plan nor any Award granted under the Plan will give any individual a right to become or remain employed by the Employer or to become or remain a Director or Consultant. The Employer reserves the right to terminate the employment of any Employee at any time, with or without cause, subject only to a written employment contract (if any). The Company and its Affiliates also retain the right to terminate a Consultant at any time, subject only to a written consulting contract, if any.

c. Shareholders’ Rights

A Participant will have no dividend rights, voting rights or other rights as a shareholder with respect to any Shares covered by his or her Award prior to the issuance of a stock certificate for such Shares, or in the case of a stock Award, the removal of all restrictions and risk of forfeiture. No adjustment will be made for cash or stock dividends or other rights for which the record date is prior to the date when such certificate is issued or restrictions and forfeiture risk lapse.

16. BENEFICIARY DESIGNATION

Participants may designate on the prescribed form one or more Beneficiaries to whom distribution will be made of any Award outstanding at the time of the Participant’s or Beneficiary’s death. A Participant may change such designation at any time by filing a new form with the Administrator. If a Participant has not designated a Beneficiary or if no designated Beneficiary survives the Participant, distribution will be made to the Participant’s estate as Beneficiary.

17. AMENDMENT OF THE PLAN

a. Amendment and Termination

The Board may amend, suspend, discontinue or terminate the Plan at any time in such respects as the Board may deem advisable. Without approval of the shareholders of the Company, no such revision or amendment will:

(i) Increase the number of Shares subject to the Plan;

(ii) Amend the class of Employees eligible to receive Awards in Section 5;

(iii) Decrease the Exercise Price at which Options may be granted;

(iv) Remove the administration of the Plan from the Administrator; or

(v) Amend this Section 17 to defeat its purpose.

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b. Shareholder Approval

The Company will obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Sections 162(m) or 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, will be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

c. Effect of Amendment or Termination

Any such amendment or termination of the Plan will not affect Awards already granted, and such Awards will remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Administrator.

18. NO AUTHORITY TO REPRICE

Without the prior consent of the Company’s shareholders, except as provided in Section 14, the Administrator will have no authority to effect either (i) the repricing of any outstanding Options or Stock Appreciation Rights under the Plan or (ii) the cancellation of any outstanding Options or Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of Common Stock.

19. APPROVAL OF SHAREHOLDERS

This Plan and any amendments requiring shareholder approval pursuant to Section 17 will be subject to approval by the shareholders of the Company. Such vote will be taken no later than the first annual meeting of shareholders following the adoption of the Plan or of any such amendments, or any adjournment of such meeting.

20. WITHHOLDING TAXES

a. General

To the extent required by applicable law, the person exercising any Award granted under the Plan or the recipient of any payment or distribution under the Plan will make arrangements satisfactory to the Company for the satisfaction of any applicable withholding tax obligations. The Company will not be required to make such payment or distribution until such obligations are satisfied.

b. Other Awards

The Administrator may permit a Participant to satisfy all or part of his or her withholding tax obligations by having the Company withhold a portion of the Shares that otherwise would be issued to him or her under such Awards. Such Shares will be valued at the Fair Market Value on the day when taxes otherwise would be withheld in cash. The payment of withholding taxes by surrendering Shares to the Company, if permitted by the Administrator, will be subject to such restrictions as the Administrator may impose, including any restrictions required by rules of the Securities and Exchange Commission.

21. SUCCESSORS AND ASSIGNS

The Plan will be binding upon the Company, its successors and assigns, and any Parent of the Company’s successors or assigns. Notwithstanding that the Plan may be binding upon a successor or assign by operation of law, the Company will require any successor or assign to expressly assume and agree to be bound by the Plan in the same manner and to the same extent that the Company would be if no succession or assignment had taken place.

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22. TRANSFERABILITY OF AWARDS

No Award issued under this Plan may be sold, exchanged, transferred (including, without limitation, any transfer to a nominee or agent of a Participant), assigned, pledged, hypothecated or otherwise disposed of, except by will or by the laws of descent and distribution or otherwise required by applicable law, unless otherwise provided in an Award Agreement. Any unauthorized transfer of an Award will be void. Any authorized transferee will be subject to all of the terms and conditions applicable to a Participant transferring an Award or Shares issued under this Plan, including, but not limited to, the terms and conditions set forth in this Plan and the applicable Award Agreement. Notwithstanding the foregoing, a Participant may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Participant, will thereafter be entitled to exercise applicable rights under an Award Agreement as described in Section 16.

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

INTERNET http://www.proxyvoting.com/cscd
CASCADE MICROTECH, INC.	Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR
TELEPHONE 1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

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▼  FOLD AND DETACH HERE  ▼

					Please mark your votes as indicated in this example		☒

	FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS		FOR	AGAINST	ABSTAIN

1. PROPOSAL 1 - Election of Directors	☐	☐	☐	2. To approve the Cascade Microtech, Inc. 2010 Stock Incentive Plan.	☐	☐	☐

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEES NAMED BELOW.				THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 2.

Nominees: 01 George P. O’Leary 02 Eric W. Strid				3. To ratify the appointment of KPMG LLP as our independent registered public accountants for the year ending December 31, 2010.	☐	☐	☐

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)				THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 3.

*Exceptions				4. To transact such other business as may properly come before the meeting or at any and all postponements or adjournments of the meeting.

					Mark Here for Address Change or Comments SEE REVERSE		☐

Signature	Signature	Date
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

You can now access your Cascade Microtech, Inc. account online.

Access your Cascade Microtech, Inc. account online via Investor ServiceDirect® (ISD).

BNY Mellon Shareowner Services, the transfer agent for Cascade Microtech, Inc., now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form

Visit us on the web at http://www.bnymellon.com/shareowner/isd

For Technical Assistance Call 1-877-978-7778 between 9am-7pm

Monday-Friday Eastern Time

Investor ServiceDirect ®

Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.

The Proxy Statement and Annual Report are available at: http://bnymellon.mobular.net/bnymellon/cscd

▼  FOLD AND DETACH HERE  ▼

CASCADE MICROTECH, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 14, 2010

The undersigned hereby names, constitutes and appoints F. Paul Carlson and Eric W. Strid, or either of them acting in absence of the other, with full power of substitution, my true and lawful attorneys and Proxies for me and in my place and stead to attend the Annual Meeting of the Shareholders of Cascade Microtech, Inc. (the “Company”) to be held at 2:30 p.m. on Friday, May 14, 2010, and at any adjournment thereof, and to vote all the shares of common stock held of record in the name of the undersigned on March 24, 2010, with all the powers that the undersigned would possess if he were personally present.

THIS PROXY IS SOLICITED BY THE MANAGEMENT OF THE COMPANY. IF NO SPECIFIC DIRECTION IS GIVEN AS TO ANY OF THE ABOVE ITEMS, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

Address Change/Comments
(Mark the corresponding box on the reverse side)	BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

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